                                                                    EXHIBIT 10.5


                                REDENVELOPE, INC.

                      AMENDED AND RESTATED VOTING AGREEMENT

                  This Amended and Restated Voting Agreement (the "Agreement") is made as of April 17, 2002, by and among RedEnvelope, Inc., a Delaware corporation (the "Company"), the holders of Series A Preferred Stock and Common Stock listed on Exhibit A (the "Stockholders"), the prior purchasers of Preferred Stock of the Company listed on Exhibit B hereto (the "Prior Investors") and the new investors listed on Exhibit C hereto (the "New Investors"). The Prior Investors and the New Investors are referred to herein collectively as the "Investors" and each individually as an "Investor".

                                    RECITALS

                  The Company, certain of the Stockholders and the Prior Investors entered into an Amended and Restated Voting Agreement on July 17, 2000 (the "Existing Agreement").

                  The Company and the Investors have entered into a Series F Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series F Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company, the Stockholders and the Prior Investors amend and restate in its entirety the Existing Agreement in the manner set forth herein, for the purpose of setting forth the terms and conditions pursuant to which the parties shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company, the Stockholders and the Prior Investors desire to induce the New Investors to purchase shares of Series F Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth below.

                                    AGREEMENT

         The parties hereby agree as follows:

         1.       Voting Agreement.

                  1.1      Election of Directors.

                           (a)      Prior to each election of directors, the
holders of Series F Preferred Stock shall nominate one director (the "Series F Nominee"), the holders of Series E Preferred Stock shall nominate one director (the "Series E Nominee") which Series E Nominee shall be designated by Direct Equity Partners I, L.P. ("DEP") for so long as DEP continues to hold at least 1,500,000 shares of Series E Preferred Stock (as such figure shall be adjusted to take into account any stock split or stock dividend or other recapitalization of the capital stock of the Company), the holders of Series C Preferred Stock shall nominate one director (the "Series C Nominee"), the holders of Series B Preferred Stock shall nominate one director (the "Series B Nominee") and the holders of Series A Preferred Stock and Common Stock shall nominate one director (the "Series A/Common Nominee"). At each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, each of the Investors and the Stockholders hereby agree to vote all voting securities owned or controlled by them to elect as director:

                                    (i)      the Series F Nominee, which shall
be nominated by the holders of greater than two-thirds of the Series F Preferred Stock as of the date of this Agreement;

                                    (ii)     the Series E Nominee, which shall
be Claire Gruppo as of the date of this Agreement;

                                    (iii)    the Series C Nominee, which shall
be Michael Moritz as of the date of this Agreement;

                                    (iv)     the Series B Nominee, which shall
be Jackie MacDonald as of the date of this Agreement;

                                    (v)      the Series A/Common Nominee, which
shall be Michael Dunn as of the date of this Agreement;

                                    (vi)     the individual acting as Chief
Executive Officer at the time of the election (the "CEO Nominee"), which person shall be Alison May as of the date of this Agreement;

                                    (vii)    one individual nominated by a
majority of the then-existing Board of Directors, which individual shall be Pat Connolly as of the date of this Agreement; and

                                    (viii)   one individual who shall have
relevant industry experience and shall be acceptable to the Series E Nominee, Series F Nominee, Series C Nominee, Series B Nominee and the Series A/Common Nominee, which individual shall be Hilary Billings as of the date of this Agreement.

                           (b)      Neither the Company, the Investors, the
Stockholders, nor any officer, director, stockholder, partner, employee or agent of any such party, makes any representation or warranty as to the fitness or competence of any nominee hereunder to serve on the Board of Directors of the Company by virtue of execution of this Agreement or by the act of such Investor or Stockholder in voting for such nominee pursuant to this Agreement.

                           (c)      At any time prior to any meeting (or written
action in lieu of a meeting) of the stockholders of the Company at or by which directors are to be elected, a party having a right to nominate a director hereunder shall notify the other parties in writing of its nominee, but in the absence of any such notification it shall be presumed that an incumbent nominee has been redesignated. The Series F Nominee may not be removed except by a vote of greater than two-thirds of the shares of Series F Preferred Stock then outstanding. The Series E Nominee may not be removed except by a vote of greater than 65% of the shares of Series E Preferred Stock then outstanding or DEP (for so long as DEP is entitled to designate the Series E Nominee pursuant to Section 1.1(a)). The Series C Nominee may not be removed except by a vote of greater than 50% of the shares of Series C Preferred Stock then outstanding. The Series B Nominee may not be removed except by a vote of greater than 50% of the shares of Series B Preferred Stock then outstanding. The Series A/Common Nominee may not be removed except by vote of greater than 50% of the shares of Series A Preferred Stock and Common Stock then outstanding, voting together as one class.

                           (d)      In the event of the resignation, death,
removal or disqualification of any of the nominees set forth in Section 1.1(a) above, the Stockholders, Investors or other parties (as the case may be), who nominated such nominee as set forth in Section 1.1(a) above, shall promptly nominate a new director, and, after written notice of the nomination has been given to the other parties, each Investor and Stockholder shall vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

                  1.2 Class Voting. If a class vote is required from the holders of Series A Preferred Stock, then such holders agree that: (i) they will convert their shares of Series A Preferred Stock to Common Stock prior to such vote or (ii) they will vote as directed by and in accordance with the holders of a majority of all Series of the Company's Preferred Stock (other than those excepted specifically by operation of the Company's Certificate of Incorporation or by agreement) other than the votes of the Series A Preferred Stock.

                  1.3 Renouncement of Dissenters' Rights. If at any time hereafter, the Company's Board of Directors resolves to engage in a merger or other business combination transaction to be qualified as a pooling of interests for accounting purposes, the Investors and the Stockholders hereby agree not to exercise dissenters' rights with respect thereto.

                  1.4 Termination of Voting Agreement. The provisions of this Agreement shall terminate and be of no further force and effect upon the effective date of a Qualified Public Offering (as defined in the Investors' Right Agreement of even date herewith by and between the Company, the Investors and the Founders, the "Investors' Rights Agreement") or upon a Liquidation Transaction (as defined in the Investors' Rights Agreement) of the Company.

                  1.5 Removal. The holders of Series F Preferred Stock, the holders of Series E Preferred Stock or DEP (for so long as DEP is entitled to designate the Series E Nominee pursuant to Section 1.1(a)), the holders of the Series C Preferred Stock or the holders of the Series B Preferred Stock and the holders of the Series A Preferred Stock and Common Stock, as the case may be, may remove their respective designated director other than the Company's Chief Executive Officer at any time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law), in their sole discretion, and after written notice to each of the parties hereto of the new nominee to replace such director and, with respect to a nominee pursuant to Section 1.1(a)(vii) or 1.1(a)(viii) above, after such nominee has been approved by the Company's directors in accordance with such

Section 1.1(a)(vii) or 1.1(a)(viii) as applicable, each Investor and Stockholder shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

                  1.6 Legend. Each certificate representing shares of the Company's capital stock held by Investors or Stockholders or any assignee of the Investors or Stockholders shall bear the following legend:

                  "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

                  At any time following the termination of this Agreement in accordance with Section 1.4 above, any holder of a stock certificate legended pursuant to this Section 1.5 may surrender such certificate to the Company for removal of the legend.

         2.       Miscellaneous.

                  2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  2.2 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

                  2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  2.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally, or 24 hours after prepaid deposit, by overnight courier or sent by telegram or fax after confirmation of receipt of such transmission, or as of 5 business days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A or Exhibit B hereto, or as subsequently modified by written notice, if such notice is sent to the Company, with a copy to Keith A. Miller, Venture Law Group, 2775 Sand Hill Road, Menlo Park, California 94025.

                  2.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Preferred Stock of the Company; provided, however, that no amendment of this agreement that affects the ability of a series of Preferred Stock or party hereto to nominate or remove a director as set forth in Section
1.1 above shall be effective unless approved by the holders of a majority of the shares of such series or, in the case of the Series F Preferred Stock, the holders of greater than two-thirds of the Series F Preferred Stock then outstanding or, in the case of DEP (for so long as DEP is entitled to designate the Series E Nominee pursuant to Section 1.1(a)), the consent of DEP. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to this Agreement and each transferee of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Common Stock of the Company held by such parties.

                  2.7 Severability. Any provision of this Agreement which is held to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision is held to be invalid or unenforceable, such provision shall be construed by the appropriate judicial body by limiting or reducing it to the minimum extent necessary to make it legally enforceable.

                  2.8 No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

                  2.9 Addition of Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series F Preferred Stock pursuant to Section 1.2 (c) of the Purchase Agreement, any acquiror of such shares of Series F Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor'" hereunder.

                  2.10 Termination of Existing Agreement. This Agreement contains the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof. The Company and the signatories to this Agreement, as the holders of at least a majority of the Preferred Stock of the Company, hereby agree that the Existing Agreement is hereby amended and restated in its entirety by this Agreement, and the Existing Agreement shall be of no further force or effect.

                  2.11 Remedies. The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each party hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

                  2.12 Company Efforts. The Company agrees to use reasonable efforts to cooperate with the parties hereto in the implementation of this Agreement, including noticing and calling meeting and issuing certificates and otherwise cooperating generally in the implementation hereof.

                            [SIGNATURE PAGES FOLLOW]

                  The parties have executed this Amended and Restated Voting Agreement as of the date first above written.

                                           COMPANY:

                                           REDENVELOPE, INC.

                                           By: /s/ Alison L. May
                                               _________________________________

                                           Name: Alison L. May
                                                 _______________________________

                                           Title: President & CEO
                                                  ______________________________

                           INVESTOR:

                           MOUSSENVELOPE, L.L.C.


                           By: Moussescapade, L.P., Managing Member
                           By: Moussescribe, its General Partner

                           By: /s/ Charles Heilbronn
                               _____________________

                               Charles Heilbronn
                               President


                           Address: c/o Mousse Partners Limited
                                    9 West 57th Street
                                    New York, New York 10019




                           WESTON PRESIDIO CAPITAL III, L.P.

                           By: /s/ James B. Illegible
                               _________________________________

                           Name: James B. Illegible
                                 _______________________________

                           Title: General Partner
                                  ______________________________

                           Address:


                           WPC ENTREPRENEUR FUND, L.P.

                           By: /s/ James B. Illegible
                               _________________________________

                           Name: James B. Illegible
                                 _______________________________

                           Title: General Partner
                                  ______________________________

                           Address:









                    SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                           SEQUOIA CAPITAL IX
                           SEQUOIA CAPITAL ENTREPRENEURS FUND
                           SEQUOIA CAPITAL IX PRINCIPALS FUND


                           By: SC IX Management, LLC
                               A Delaware Limited Liability Company
                               General Partner of Each


                           By: Illegible
                               _____________________

                               Managing Member



                           Address:


                           SEQUOIA CAPITAL FRANCHISE
                           FUND
                           SEQUOIA CAPITAL FRANCHISE
                           PARTNERS


                           By: SCFF Management, LLC
                               A Delaware Limited Liability Company
                               General Partner of Each


                           By: Illegible
                               _____________________

                               Managing Member



                           Address:



                           ATRIUM VENTURE PARTNERS, L.P.
                           By Atrium Ventures LLC. General Partner

                           By: /s/ Jonathan E. Rattner
                               _________________________________

                           Name: Jonathan E. Rattner
                                 _______________________________

                           Title: Chief Operating Officer
                                  ______________________________

                           Address: 3000 Sand Hill Rd. #2-240
                                    Menlo Park, CA 94025



                    SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                           CAMELOT VENTURES LLC

                           By: /s/ Nicholas Illegible
                               _________________________________

                           Name: Nicholas Illegible
                                 _______________________________

                           Title: CFO
                                  ______________________________

                           Address:




                           SIPPL MACDONALD VENTURES II, L.P.

                           By:  /s/ Glenn C. Myers
                               _________________________________

                           Name:  Glenn C. Myers
                                 _______________________________

                           Title: CFO
                                  ______________________________

                           Address: 1422 El Camino Real
                                    Menlo Park, CA 94025



                           SIPPL MACDONALD VENTURES III, L.P.

                           By:  Glenn C. Myers
                               _________________________________

                           Name:  Glenn C. Myers
                                 _______________________________

                           Title: CFO
                                  ______________________________

                           Address:




                            /s/ Peter Baltaxe
                           ______________________________________
                           PETER BALTAXE

                           Address:



                            /s/ Douglas Bertozzi
                           ______________________________________
                           DOUGLAS BERTOZZI

                           Address:




                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                           /s/ Anthony P. Brenner
                          ______________________________________
                          ANTHONY P. BRENNER

                          Address: 1466 Greenwich Street
                                   San Francisco, CA 94109



                           CAPITAL RESEARCH & MANAGEMENT
                           COMPANY, ON BEHALF OF SMALL CAP
                           WORLD FUND, INC.


                           By: /s/ Illegible
                               _________________________________

                           Name:
                                 _______________________________

                           Title:
                                  ______________________________

                           Address:




                           /s/ Patrick Connolly
                           ______________________________________
                           PATRICK CONNOLLY

                           Address:






                           GCC REDENVELOPE


                           By: /s/ R. Ian Chaplin
                               _________________________________

                           Name: R. Ian Chaplin
                                 _______________________________

                           Title: Partner
                                  ______________________________

                           Address: 716 La Illegible
                                    La Jolla, CA 92037




                           /s/ Jamie Cheng
                           ______________________________________
                           Jamie Cheng

                           Address: 98 Outlook Circle
                                    Pacifica, CA 94044




                    SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                           DOUGERY VENTURES

                           By: /s/ John R. Dougery
                               _________________________________

                           Name:
                                 _______________________________

                           Title: President
                                  ______________________________

                           Address:


                           JOHN R. DOUGERY AND MARILYN R. DOUGERY,
                           TRUSTEES FOR THE DOUGERY REVOCABLE TRUST

                           By: /s/ John R. Dougery
                               _________________________________

                           Name: /S/ Marilyn R. Dougery
                                 _______________________________

                           Title: Trustee
                                  ______________________________

                           Address:


                           JOHN R. DOUGERY, TRUSTEE FOR THE JOHN R.
                           DOUGERY JR. TRUST

                           By: /s/ John R. Dougery
                               _________________________________

                           Name:
                                 _______________________________

                           Title: TRUSTEE
                                  ______________________________


                           Address:




                    SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                           JOHN R. DOUGERY, TRUSTEE FOR THE KATHRYN
                           ANN DOUGERY TRUST

                           By: /s/ John R. Dougery
                               _________________________________

                           Name:
                                 _______________________________

                           Title: Trustee
                                  ______________________________


                           Address:


                           JOHN R. DOUGERY, TRUSTEE FOR THE SHELLY
                           DOUGERY TRUST

                           By: /s/ John R. Dougery
                               _________________________________

                           Name:
                                 _______________________________

                           Title: Trustee
                                  ______________________________

                           Address:


                           MARILYN R. DOUGERY, TRUSTEE FOR THE MARILYN
                           R. DOUGERY SEPARATE PROPERTY TRUST

                           By: /s/  Marilyn R. Dougery
                               _________________________________

                           Name:
                                 _______________________________

                           Title: Trustee
                                  ______________________________


                           Address:



                           MARILYN R. DOUGERY, TRUSTEE OF THE ROLAPP
                           TRUST

                           By: /s/  Marilyn R. Dougery
                               _________________________________

                           Name:
                                 _______________________________

                           Title: Trustee
                                  ______________________________



                    SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                              By: /s/ Craig Foley
                               _____________________

                               CRAIG FOLEY



                           Address: FOLEY
                                    7 LOCUST LANE
                                    BRONXVILLE, NY 10708



                               By: /s/ Seymour F. Kaufman
                               _____________________

                               SEYMOUR F. KAUFMAN



                           Address: Crosslink Capital
                                    #2 Embarcadero Center
                                    Suite 2200
                                    San Francisco, CA  94111



                               By: /s/ Michael P. Lazarus
                               _____________________

                               MICHAEL P. LAZARUS



                           Address:





                           THE ADAM AND REBECCA MARKMAN TRUST,
                           ADAM AND REBECCA MARKMAN AS TTEE
                           U/A/T DATED 5/12/99

                           By: /s/ Adam Markman
                               _________________________________

                           Name: Adam Markman
                                 _______________________________

                           Title: Trustee
                                  ______________________________

                           Address:






                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                               By: /s/ David Markman
                               _____________________

                               DAVID MARKMAN



                           Address:



                           MICHAEL L. MEYER LIVING TRUST

                           By: /s/ Michael L. Meyer
                               _________________________________

                           Name: Michael L. Meyer Living Trust
                                 _______________________________

                           Title: Trustee
                                  ______________________________

                           Address: 1757 Ocean Way
                                    Laguna Bend, CA  92651




                              By: /s/ William D. Michelini
                               _____________________

                               WILLIAM D. MICHELINI



                           Address:



                           W. DEXTER PAINE, III AND SUSAN L. PAINE,
                           TRUSTEES OF PAINE FAMILY TRUST, UDT
                           DATED 10/13/94, AS AMENDED

                           By: Paine Family Trust
                               _________________________________

                           Name:  /s/ Illegible
                                 _______________________________

                           Title: Trustee
                                  ______________________________

                           Address:








                    SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                           PHILLIPS-SMITH SPECIALTY RETAIL GROUP III,
                           L.P.

                           By:     Phillips-Smith Management
                                   Company, L.P., its General Partner
                               _________________________________

                           By: /s/ Cece Smith
                               _________________________________


                           Name: Cece Smith
                                 _______________________________

                           Title: Managing General Partner
                                  ______________________________

                           Address: 5080 Spectrum Drive
                                    Suite 805 West
                                    Addison, TX 75001



                            /s/ Paul Sagan
                           ______________________________________
                           PAUL SAGAN

                           Address: 5 Sunset Ridge
                                    Lexington, MA 02421


                           SENIORTRAK, INC.


                           By: /s/ Lee M. Caudill
                               _________________________________


                           Name: Lee M. Caudill
                                 _______________________________

                           Title: President
                                  ______________________________

                           Address: 1080 Chestnut St, #16A
                                    San Francisco, CA 94109


                            /s/ Jarom Smith
                           ______________________________________
                           JAROM SMITH

                           Address:





                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                            /s/ Michael Stark
                           ______________________________________
                           MICHAEL STARK

                           Address: Crosslink Capital
                                    Two Embarcadero Center, Suite 2200
                                    San Francisco, CA 94111



                            /s/ Barry S. Sternlicht
                           ______________________________________
                           BARRY S. STERNLICHT




                           BARRY S. STERNLICHT FAMILY SPRAY TRUST I


                           By: /s/ Barry S. Sternlicht
                               _________________________________


                           Name:
                                 _______________________________

                           Title:
                                  ______________________________

                           Address:


                           BARRY S. STERNLICHT FAMILY SPRAY TRUST II


                           By: /s/ Barry S. Sternlicht
                               _________________________________


                           Name:
                                 _______________________________

                           Title:
                                  ______________________________

                           Address:


                           BARRY S. STERNLICHT FAMILY SPRAY TRUST
                           III


                           By: /s/ Barry S. Sternlicht
                               _________________________________


                           Name:
                                 _______________________________

                           Title:
                                  ______________________________

                           Address:


                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                            /s/ Warren Struhl
                           ______________________________________
                           WARREN STRUHL

                           Address: 21 Chestnut Court
                                    Englewood, NJ  07631



                            /s/ Henry L. Wilder
                           ______________________________________
                           HENRY L. WILDER

                           Address:



                           WILLIAM OBERNDORF, TRUSTEE OF THE WILDER
                           FAMILY FUND DATED APRIL 5, 1999

                           By: /s/ William Oberndorf
                               _________________________________

                           Name: William Oberndorf
                                 _______________________________

                           Title: Trustee, Wilder Family Fund
                                  ______________________________

                           Address: 591 Redwood Hwy. # 3215
                                    Mill Valley, CA  94941










                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                           DIRECT EQUITY PARTNERS, L.P.

                           By: /s/ Claire Gruppo
                               _________________________________

                           Name: Claire Gruppo
                                 _______________________________

                           Title: President
                                  ______________________________

                           Address: Attn: Claire Gruppo
                                    Direct Equity Partners
                                    60 East 42nd Street
                                    Suite 3810
                                    New York, NY 10165



                          By: /s/ Martin McClanan
                               _____________________

                               Martin McClanan


                           Address: 128 3rd Ave.
                                    San Francisco, CA 94118



                          By: /s/ Robert May
                               _____________________

                               ROBERT MAY


                           Address: 1230 18th St.
                                    San Francisco, CA 94107









                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                                VOTING AGREEMENT

                                    EXHIBIT A

                                  STOCKHOLDERS

                  R. Ian Chaplin
                  716 La Canada
                  La Jolla, CA 92037

                  Scott Galloway
                  3467 21st
                  San Francisco, CA 94110

                  Hilary Billings
                  RedEnvelope, Inc.
                  201 Spear Street, 3rd Floor
                  San Francisco, CA 94105

                  Sippl Macdonald Ventures II, L.P.
                  c/o Jacqueline A. Macdonald
                  4600 Bohannon Drive, Suite 110
                  Menlo Park, CA 94025

                  Dougery Ventures, LLC
                  c/o John R. Dougery
                  Dougery Ventures, LLC
                  165 Santa Ana Avenue
                  San Francisco, CA 94125

                  Michael L. Meyer Living Trust
                  c/o Michael L. Meyer
                  660 Newport Center Drive, Suite 800
                  Newport Beach, CA 92660

                  FWH Associates
                  Attn:  Warren Hellman
                  Hellman & Friedman
                  One Maritime Plaza, 12th Floor
                  San Francisco, CA 94111

                  5 S Ventures LLC
                  c/o K.B. Chandrasekhar
                  21591 Regnart Road
                  Cupertino, CA 95014

                  M. Hannah Sullivan
                  41 Nevada Street
                  San Francisco, CA 94110

                  Kanwal S. Rekhi and Ann H. Rekhi,
                  As the Trustees of the Rekhi Family Trust Dated 12/15/89 16150 Hillvale Avenue
                  Monte Sereno, CA 95030

                  Pat Connolly
                  Williams Sonoma, Inc.
                  3250 Van Ness Avenue
                  San Francisco, CA 94109

                  Robert May
                  1230 18th Street
                  San Francisco, CA 94107

                  Adam Markman
                  Green Street Advisors
                  567 San Nicholas Drive, Suite 203
                  Newport Beach, CA 92660

                  David Markman
                  4223 West Redondo Beach Boulevard
                  Suite A
                  Lawndale, CA 90260

                  Paul Sagan
                  Akamai Technologies, Inc.
                  201 Broadway, 4th Floor
                  Cambridge, MA 02139

                  Gregory J. Hartman and Sally Upjohn Hartman
                  Westbrook Partners
                  155 Prospect Avenue
                  Woodside, CA 94062

                  W. Dexter Paine, III and Susan L. Paine, Trustees of Paine Family Trust, UDT dated October 13, 1994, as amended
                  c/o Fox, Paine & Company
                  950 Tower Lane, Suite 1950
                  Foster City, CA 94404

                  Peter Baltaxe
                  2425 Buchanan Street, Apt. 201
                  San Francisco, CA 94115

                  Douglas Bertozzi
                  1641 Sixth Avenue, #3
                  Belmont, CA 94002

                  Jamie Cheng
                  3967 Nobel Drive, #254
                  San Diego, CA 92122

                  Arno Harris
                  564 Appleberry Drive
                  San Rafael, CA 94903

                  Benjamin Blakely
                  3425 Lebon Drive #814
                  San Diego, CA 92122

                  Karen Chen
                  173 Saturn Street
                  San Francisco, CA 94112

                  Kristine Dang
                  655 Steiner Street #203
                  San Francisco, CA 94117

                  Jennifer MacDonald
                  3123 Jarvis Street
                  San Diego, CA 92106

                  William D. Michelini
                  41 Nevada Street
                  San Francisco, CA 94110

                  Jawad Mohammad
                  4444 West Point Loma Blvd. #23
                  San Diego, CA 92107

                  Jarom Smith
                  2335 Fair Oak Court
                  Escondido, CA 92026

                  The Community Trust Under the Green Family Trust U/T/A Dated November 6, 1995, Trustee Joshua L.Green
                  c/o Joshua L. Green
                  25 Magnolia Drive
                  Atherton, CA 94027

                  VLG INVESTMENTS 1999
                  Elias J. Blawie
                  c/o Venture Law Group
                  2800 Sand Hill Road
                  Menlo Park, CA 94025

                  Henry Wilder
                  3301 Tripp Road
                  Woodside, CA 94062

                  Mercedes Feller
                  15 Daffodil Lane
                  Mill Valley, CA 94941

                  SeniorTrak, Inc.
                  1080 Chestnut Street #16A
                  San Francisco, CA 94109

                  Lorena Vidrio
                  1165 Bellingham Dr.
                  San Jose, CA 95121

                  Elizabeth Herrick
                  2155 Scott St. #5
                  San Francisco, Ca 94115

                  Michelle Mendiola
                  2155 Ocean Ave.
                  San Francisco, CA 94127

                  Peter Aaronson
                  402 Stoney Brook Ct.
                  Danville, CA 94506

                  Marc Svenby
                  4138 17th Street
                  San Francisco, CA 94115

                  Gary Steuck
                  2838 Cross Country Circle
                  Verona, WI 53593

                  Nancy Pilotte
                  207 Villa Terrace
                  San Mateo, CA 94401

                                    EXHIBIT B

                           SCHEDULE OF PRIOR INVESTORS

                  Henry L. B. Wilder
                  3301 Tripp Road
                  Woodside, CA 94062

                  Sippl Macdonald Ventures II, L.P.
                  c/o Jacqueline A. Macdonald
                  4600 Bohannon Drive, Suite 110
                  Menlo Park, CA 94025

                  John R. Dougery and Marilyn R. Dougery, Trustees for the Dougery Revocable Trust
                  c/o John R. Dougery
                  Dougery Ventures
                  165 Santa Ana Avenue
                  San Francisco, CA 94125

                  Dougery Ventures, LLC
                  c/o John R. Dougery
                  Dougery Ventures, LLC
                  165 Santa Ana Avenue
                  San Francisco, CA 94125

                  John R. Dougery, Trustee for the Shelley Dougery Trust c/o John R. Dougery
                  Dougery Ventures
                  165 Santa Ana Avenue
                  San Francisco, CA 94125

                  John R. Dougery, Trustee for the John R. Dougery, Jr. Trust c/o John R. Dougery
                  Dougery Ventures
                  165 Santa Ana Avenue
                  San Francisco, CA 94125

                  John R. Dougery, Trustee for the Kathryn Ann Dougery Trust c/o John R. Dougery
                  Dougery Ventures
                  165 Santa Ana Avenue
                  San Francisco, CA 94125

                  Marilyn R. Dougery, Trustee for the Marilyn R. Dougery Separate Property Trust
                  c/o John R. Dougery
                  Dougery Ventures
                  165 Santa Ana Avenue
                  San Francisco, CA 94125

                  Marilyn R. Dougery, Trustee of the Rolapp Trust
                  c/o John R. Dougery
                  Dougery Ventures
                  165 Santa Ana Avenue
                  San Francisco, CA 94125

                  Michael L. Meyer Living Trust
                  c/o Michael L. Meyer
                  660 Newport Center Drive, Suite 800
                  Newport Beach, CA 92660

                  Warren Hellman
                  Hellman & Friedman
                  One Maritime Plaza, 12th Floor
                  San Francisco, CA 94111

                  William D. Michelini
                  Director, Business Development
                  911 Gifts, Inc.
                  832 Sansome Street, Suite 300
                  San Francisco, CA 94111

                  5 S Ventures LLC
                  c/o K. B. Chandrasekhar
                  21591 Regnart Road
                  Cupertino, CA 95014

                  M. Hannah Sullivan
                  41 Nevada Street
                  San Francisco, CA 94110

                  Ellen Hancock
                  President and CEO
                  Exodus Communications
                  2831 Mission College Boulevard
                  Santa Clara, CA 95054

                  Kanwal S. Rekhi and Ann H. Rekhi,
                  As the Trustees of the Rekhi Family Trust Dated 12/15/89 16150 Hillvale Avenue
                  Monte Sereno, CA 95030

                  Pat Connolly
                  Williams Sonoma, Inc.
                  3250 Van Ness Avenue
                  San Francisco, CA 94109

                  Robert May
                  1230 18th Street
                  San Francisco, CA 94107

                  Adam Markman
                  Green Street Advisors
                  567 San Nicholas Drive, Suite 203
                  Newport Beach, CA 92660

                  David Markman
                  4223 West Redondo Beach Boulevard
                  Suite A
                  Lawndale, CA 90260

                  Paul Sagan
                  Akamai Technologies, Inc.
                  201 Broadway, 4th Floor
                  Cambridge, MA 02139

                  Gregory J. Hartman and Sally Upjohn Hartman
                  Westbrook Partners
                  155 Prospect Avenue
                  Woodside, CA 94062

                  W. Dexter Paine, III and Susan L. Paine, Trustees of Paine Family Trust, UDT dated October 13,
                  1994, as amended
                  c/o Fox, Paine & Company
                  950 Tower Lane, Suite 1950
                  Foster City, CA 94404

                  VLG INVESTMENTS 1999
                  Elias J. Blawie
                  c/o Venture Law Group
                  2800 Sand Hill Road
                  Menlo Park, CA 94025

                  The Community Trust Under the Green Family Trust U/T/A Dated November 6, 1995, Trustee Joshua L. Green
                  c/o Joshua L. Green
                  25 Magnolia Drive
                  Atherton, CA 94027

                  Paul H. Stephens and Eleanor M. Stephens, Trustees U/T/A dated 7/6/98
                  c/o RS Investment Management
                  555 California Street, Suite 2500
                  San Francisco, CA 94104

                  George R. Hecht TTEE FBO P. Bart Stephens UTA dated 12/22/83 c/o RS Investment Management
                  555 California Street, Suite 2500
                  San Francisco, CA 94104

                  George R. Hecht TTEE FBO W. Brad Stephens UTA dated 12/22/83 c/o RS Investment Management
                  555 California Street, Suite 2500
                  San Francisco, CA 94104

                  Sequoia Capital IX
                  Sequoia Capital Angel Fund
                  Sequoia Capital IX Partners Fund
                  Sequoia Capital Franchise Fund
                  Sequoia Capital Franchise Partners
                  c/o Michael Moritz
                  Sequoia Capital
                  3000 Sand Hill Road
                  Building 4, Suite 280
                  Menlo Park, CA 94025

                  AMB Property, L.P.
                  505 Montgomery
                  San Francisco, CA 94111
                  Attn: Tamra Browne

                  Angel (Q) Investors, L.P.
                  c/o Casey McGlynn
                  Wilson Sonsini
                  650 Page Mill Road
                  Palo Alto, CA 94304

                  Barry Sternlicht
                  Starwood Hotels & Resorts Worldwide
                  777 Westchester Avenue
                  White Plaines, NY 10604

                  Anthony P. Brennar
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  Seymour F. Kaufman
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  Michael Stark
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  Tom Bliska
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  Dan Dunn
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  Jason Sanders
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  Jason Duckworth
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  Gerri Holt
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  John S. Perkins
                  Omega Venture Partners, Inc.
                  555 California Street
                  Suite 2350
                  San Francisco, CA 94104

                  James B. McElwee
                  Weston Presidio Capital
                  343 Sansome Street, Suite 1210
                  San Francisco, CA 94104-1316

                  Michael P. Lazarus
                  Weston Presidio Capital
                  343 Sansome Street, Suite 1210
                  San Francisco, CA 94104-1316

                  Barry S. Sternlicht Family Spray Trust I

                  Barry S. Sternlicht Family Spray Trust II

                  Barry S. Sternlicht Family Spray Trust III

                  Phillips-Smith Specialty Retail Group III, L.P.

                  Craig J. Foley

                  Weston Presidio Capital III, L.P.

                  WPC Entrepreneur Fund, L.P.

                  Stephen J. Brownell

                  Mark W. Lindsay

                  RE General Partnership

                  Tsakopoulos Family Partnership

                  Galloway & Chaplin Capital

                  Sippl Macdonald Ventures III, L.P.
                  Angel (Q) Investors II, L.P.

                  Angel Investors II, L.P.

                  The K.B. and Sukanya
                  Chandrasekhar Living Trust
                  dated August 26, 1998

                  Anthony Brenner

                  Mary M. Sullivan Trust

                  Sequoia Capital Entrepreneurs
                  Fund

                  Sequoia Capital IX Principals
                  Fund

                  Hybrid Venture Partners, L.P.

                  Direct Equity Partners I, L.P.

                  SMALLCAP World Fund, Inc.

                  Atrium Venture Partners L.P.

                  Warren Struhl

                  Crown Technologies Partners

                  Camelot Ventures, LLC

                                                      EXHIBIT C

                                                LIST OF NEW INVESTORS

                  Moussenvelope, L.L.C.

                  Weston Presidio Capital III, L.P.

                  WPC Entrepreneur Fund, L.P.

                  Sequoia Capital Entrepreneurs Fund

                  Sequoia Capital Franchise Fund

                  Sequoia Capital Franchise Partners

                  Sequoia Capital IX

                  Sequoia Capital IX Principals Fund

                  Atrium Venture Partners, L.P.

                  Camelot Ventures LLC

                  Sippl Macdonald Ventures II, L.P.

                  Sippl Macdonald Ventures III, L.P.

                  Peter Baltaxe

                  Douglas Bertozzi

                  Anthony P. Brenner

                  Clipperbay & Co., Nominee for SMALLCAP World Fund, Inc.

                  Patrick Connolly

                  GCC RedEnvelope

                  Jamie Cheng

                  Dougery Ventures

                  John R. Dougery and Marilyn R. Dougery, Trustees for the Dougery Revocable Trust

                  John R. Dougery, Trustee for the John R. Dougery Jr. Trust

                  John R. Dougery, Trustee for the Kathryn Ann Dougery Trust

                  John R. Dougery, Trustee for the Shelley Dougery Trust

                  Marilyn R. Dougery, Trustee for the Marilyn R. Dougery Separate Property Trust

                  Marilyn R. Dougery, Trustee of the Rolapp Trust

                  Craig Foley

                  Seymour F. Kaufman

                  Michael P. Lazarus

                  The Adam and Rebecca Markman Trust, Adam and Rebecca Markman as TTEE U/A/T dated 5/12/99

                  David Markman

                  Michael L. Meyer Living Trust

                  William D. Michelini

                  W. Dexter Paine, III and Susan L. Paine, Trustees of Paine Family Trust, UDT dated 10/13/94, as amended

                  Phillips-Smith Specialty Retail Group III, L.P.

                  Paul Sagan

                  SeniorTrak, Inc.

                  Jarom Smith

                  Michael Stark

                  Barry S. Sternlicht

                  Barry S. Sternlicht Family Spray Trust I

                  Barry S. Sternlicht Family Spray Trust II

                  Barry S. Sternlicht Family Spray Trust III

                  Warren Struhl

                  Henry L. Wilder

                  William Oberndorf, Trustee of the Wilder Family Fund dated April 5, 1999

                  Direct Equity Partners, L.P.

                  Martin McClanan

                  Robert May

                                      C-2